CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2022	Dec. 31, 2020
Cash and cash equivalents	$ 120,652	$ 106,015	$ 136,837
Restricted cash, current	267,500	1,185	315,912
Restricted cash, non-current portion	9,713	3,159	7,773
Total cash, cash equivalents and restricted cash	$ 397,865	$ 110,359	$ 460,522
Related Party | CIH
Percent of loan paid by related party	50.00%